UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 2, 2010

LAM RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-12933	94-2634797
(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway

Fremont, California 94538

(Address of principal executive offices including zip code)

(510) 572-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

SIGNATURES

Item 8.01.	Other Events

On February 2, 2010, the Board of Directors of Lam Research Corporation (the “Company”) authorized the resumption of repurchases of the Company’s common stock from the public market or in private purchases. Repurchases are expected to be made only in the amounts necessary to offset dilution resulting from the Company’s equity compensation plans. Repurchases will be made under the repurchase program previously approved by the Board of Directors in September, 2008; repurchases under the program had been suspended by the Company in December, 2008.

The repurchase program may be suspended or discontinued at any time. Repurchases will be funded using the Company’s available cash. As of December 27, 2009, the Company had approximately $831 million in total gross cash and cash equivalents, short-term investments and restricted cash and investments and approximately 127 million shares outstanding.

The information in Item 8.01 of this Current Report on Form 8-K is furnished pursuant to Item 8.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 8.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

Statements included in this Form 8-K that are not statements of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate, but are not limited to, management’s plans for repurchasing Company stock under the approvals granted by the Board and the potential for dilution as a result of issuances under the Company’s equity compensation plans. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including specifically the report on Form 10-K for the year ended June 28, 2009 and the report on Form 10-Q for the three months ended September 27, 2009. These uncertainties and changes could cause actual results to vary from expectations. The Company undertakes no obligation to update the information or statements made in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2010

LAM RESEARCH CORPORATION

By:	/s/ GEORGE M. SCHISLER, JR.
George M. Schisler, Jr.
Vice President, General Counsel and Secretary